UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Sizzle Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIZZLE ACQUISITION CORP.
4201 Georgia Avenue, NW
Washington, DC 20011

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF SIZZLE ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Sizzle Acquisition Corp. (“we”, “us”, “our”, “Sizzle” or the “Company”), to be held at 12:00 p.m. Eastern time on August 7, 2023.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/sizzlespac/2023.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated July 17, 2023, and is first being mailed to stockholders of the Company on or about July 18, 2023. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation, as previously amended (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 8, 2021 (the “IPO”), from August 8, 2023 to February 8, 2024 (or such earlier date as determined by the Company’s board of directors (the “Board”)) (the “Extension”, and such later date, the “Extended Date”);

2)      a proposal to re-elect each of David Perlin and Carolyn Trabuco as Class I directors of the Board until the annual meeting of the Company to be held in 2026 or until their successors are elected and qualified (the “Director Election Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination.

On October 24, 2022, Sizzle entered into an Agreement and Plan of Merger (the “Merger Agreement”) with European Lithium Limited, an Australian Public Company limited by shares (“EUR”), European Lithium AT (Investments) Limited, a BVI business company incorporated in the British Virgin Islands and a direct, wholly-owned subsidiary of EUR (“ELA”), Critical Metals Corp., a BVI business company incorporated in the British Virgin Islands (“PubCo”) and Project Wolf Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (a) PubCo will acquire all of the issued and outstanding capital shares and equity interests of ELA from EUR in exchange for ordinary shares of PubCo, ELA will become a wholly owned subsidiary of PubCo and EUR will become a shareholder of PubCo; and immediately thereafter (b) Merger Sub will merge with and into Sizzle, with Sizzle continuing as the surviving entity and wholly owned subsidiary of PubCo. For additional information about the Merger Agreement and the related transactions, please see the Current Report on Form 8-K filed by Sizzle with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2022 and the Registration Statement on Form F-4 as initially filed by PubCo with the SEC on December 23, 2022, and the related amendments thereto.

Our Charter previously provided that the Company had until February 8, 2023 to complete its Business Combination. On February 1, 2023, the Company held a special meeting of the stockholders to approve an extension of the date by which the Company had to complete its Business Combination from February 8, 2023 to August 8, 2023 (the “February 2023 Extension”), which extension was incorporated into the Charter on February 1, 2023. In connection with the February 2023 Extension, stockholders elected to redeem an aggregate 11,076,703 Public Shares. As a result, an aggregate of approximately $114.3 million (or approximately $10.32 per share) was released from the Trust Account (as defined below) to pay such stockholders. Following the redemptions, 4,423,297 Public Shares were issued and outstanding. The Sponsor and its designees have loaned the Company funds to support the February 2023 Extension, of which an aggregate of $1,000,000 has been deposited into the Trust Account as of June 30, 2023.

As a result of the February 2023 Extension, the Company currently has until August 8, 2023 to complete its Business Combination (the “Termination Date”). The Board currently believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date. Without the Extension, the Company believes that the Company will not be able to complete the Business Combination with EUR on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Our sponsor, VO Sponsor, LLC (the “Sponsor”), owns 5,425,000 shares of our common stock (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 722,750 private placement shares (the “Sponsor Private Placement Shares”, and together with the Founder Shares, the “Sponsor Shares”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or August 3, 2023). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $60,000 in the aggregate or (y) $0.03 for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amounts will be paid, if the Business Combination is not consummated by August 8, 2023, for each calendar month (commencing on August 9, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until February 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 2,000,000 Public Shares remain outstanding after redemptions in connection with the

Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on February 8, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.081 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 2,423,297 Public Shares are redeemed and 2,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by August 9, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether and for how many months to extend until February 8, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

As of July 14, 2023, based on funds in the Trust Account of approximately $47,958,918 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.84 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s common stock on July 14, 2023 as reported on the Nasdaq Global Market was $10.74. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 8, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by August 8, 2023, 21 months from the closing of the IPO. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Sponsor Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding shares of common stock, including the Sponsor Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Due to the high percentage of shares of common stock owned by the Sponsor, all of the Proposals can be approved at the Meeting even if some or all of the other holders of Public Shares do not vote in favor of the Proposals.

Our Board has fixed the close of business on July 7, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, THE DIRECTOR ELECTION PROPOSAL and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

July 17, 2023	By Order of the Board of Directors
/s/ Steve Salis
Steve Salis Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of an Annual Meeting of Stockholders to be held on August 7, 2023: This notice of meeting, the accompanying Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/sizzlespac/2023/proxy.

SIZZLE ACQUISITION CORP.
4201 Georgia Avenue, NW
Washington, DC 20011

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of annual meeting of stockholders (the “Meeting”), of Sizzle Acquisition Corp. (“we”, “us”, “our”, “Sizzle”) or the “Company”), to be held at 12:00 p.m. Eastern time on August 7, 2023.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/sizzlespac/2023. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation, as previously amended (the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 8, 2021 (the “IPO”), from August 8, 2023 to February 8, 2024 (or such earlier date as determined by the Company’s board of directors (the “Board”)) (the “Extension”, and such later date, the “Extended Date”);

2)      a proposal to re-elect each of David Perlin and Carolyn Trabuco as Class I directors of the Board until the annual meeting of the Company to be held in 2026 or until their successors are elected and qualified (the “Director Election Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

The Extension Amendment Proposal is required for the implementation of the plan of the Board to extend the date by which the Company has to complete the Business Combination. The purpose of the Extension Amendment and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete the Business Combination.

On October 24, 2022, Sizzle entered into an Agreement and Plan of Merger (the “Merger Agreement”) with European Lithium Limited, an Australian Public Company limited by shares (“EUR”), European Lithium AT (Investments) Limited, a BVI business company incorporated in the British Virgin Islands and a direct, wholly-owned subsidiary of EUR (“ELA”), Critical Metals Corp., a BVI business company incorporated in the British Virgin Islands (“PubCo”) and Project Wolf Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (a) PubCo will acquire all of the issued and outstanding capital shares and equity interests of ELA from EUR in exchange for ordinary shares of PubCo, ELA will become a wholly owned subsidiary of PubCo and EUR will become a shareholder of PubCo; and immediately thereafter (b) Merger Sub will merge with and into Sizzle, with Sizzle continuing as the surviving entity and wholly owned subsidiary of PubCo. For additional information about the Merger Agreement and the related transactions, please see the Current Report on Form 8-K filed by Sizzle with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2022 and the Registration Statement on Form F-4 as initially filed by PubCo with the SEC on December 23, 2022, and the related amendments thereto.

Our Charter previously provided that the Company had until February 8, 2023 to complete its Business Combination. On February 1, 2023, the Company held a special meeting of the stockholders to approve an extension of the date by which the Company had to complete its Business Combination from February 8, 2023 to August 8, 2023 (the “February 2023 Extension”), which extension was incorporated into the Charter on February 1, 2023. In connection with the February 2023 Extension, stockholders elected to redeem an aggregate 11,076,703 Public Shares. As a result, an aggregate of approximately $114.3 million (or approximately $10.32 per share) was released from the Trust Account (as defined below) to pay such stockholders. Following the redemptions, 4,423,297 Public Shares were issued and outstanding. The Sponsor and its designees loaned the Company funds to support the February 2023 Extension, of which an aggregate of $1,000,000 has been deposited into the Trust Account as of June 30, 2023.

As a result of the February 2023 Extension, the Company currently has until August 8, 2023 to complete its Business Combination (the “Termination Date”). The Board currently believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date. Without the Extension, the Company believes that the Company will not be able to complete the Business Combination with EUR on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, VO Sponsor, LLC (the “Sponsor”), owns 5,425,000 shares of our common stock (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 722,750 private placement shares (the “Sponsor Private Placement Shares”, and together with the Founder Shares, the “Sponsor Shares”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or August 3, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $60,000 in the aggregate or (y) $0.03 for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amounts will be paid, if the Business Combination is not consummated by August 8, 2023, for each calendar month (commencing on August 9, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until February 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 2,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on February 8, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.081 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 2,423,297 Public Shares are redeemed and 2,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by August 9, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether and for how many months to extend until February 8, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $47,958,918 that was in the Trust Account as of July 14, 2023. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 8, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by August 8, 2023, 21 months from the closing of the IPO (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Sponsor Shares. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any (x) any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and (y) claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of July 14, 2023, based on funds in the Trust Account of approximately $47,958,918 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.84 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.84, plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO prospectus filed with the SEC, on November 3, 2021 (the “IPO Prospectus”), Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated November 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on July 7, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 10,693,897 shares of our common stock (including the Sponsor Shares) outstanding. The Sponsor owns 6,147,750 shares of our outstanding common stock, or approximately 57.5%. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated July 17, 2023 and is first being mailed to stockholders on or about July 18, 2023.

By Order of the Board of Directors
/s/ Steve Salis
Steve Salis Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at 12:00 p.m. Eastern time on August 7, 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about July 18, 2023.

We are a blank check company formed in Delaware on October 12, 2020, for the purpose of effecting a Business Combination with one or more businesses. On November 8, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $162,700,000 ($10.20 per unit sold) in the aggregate. Following the closing of the IPO, an amount of $158,100,000 from the net proceeds of the sale of the units in the IPO and the sale of the Sponsor Private Placement Shares was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (currently August 8, 2023). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2022. At the Meeting, you will have the opportunity to present questions to the Management.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

•        Extension Amendment Proposal.    A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from August 8, 2023 to February 8, 2024 (or such earlier date as determined by the Board);

•        Director Election Proposal.    A proposal to re-elect each of David Perlin and Carolyn Trabuco as Class I directors of the Board until the annual meeting of the Company to be held in 2026 or until their successors are elected and qualified; and

•        Adjournment Proposal.    A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 8, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Sponsor Shares.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before August 8, 2023. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from August 8, 2023 to February 8, 2024 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal and the Director Election Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from August 8, 2023 to February 8, 2024 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before August 8, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Director Election Proposal?

Both Mr. Perlin and Ms. Trabuco have served on our Board since our IPO. Our Board believes that stability and continuity in our Board is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of each of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

What vote is required to adopt the Proposals?

•        Extension Amendment Proposal.    The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least a majority of our outstanding shares of common stock on the Record Date.

•        Director Election Proposal.     The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominees to be elected, you must withhold or vote against each nominee. Abstentions and broker non-votes (as described below) will have no effect on the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Currently, our Sponsor and directors and officers own approximately 57.5% of our issued and outstanding shares of common stock. Certain members of the Sponsor may purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” each of the nominees set forth in the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include (i) ownership of 5,425,000 Founder Shares (purchased for a nominal price) and 722,750 Sponsor Private Placement Shares (purchased for $7,227,500), (ii) a promissory note the principal amount of up to $150,000 issued in connection with working capital loans made by the Sponsor, of which approximately $153,127 was outstanding as of March 31, 2023 (the “Working Capital Note”) and (iii) promissory notes in the aggregate principal amount of $1,000,000 issued in connection with the February 2023 Extension (the “Extension Notes” and together with the Working Capital Note, the “Promissory Notes”). The Sponsor has waived its right to participate in any liquidation distribution from the Trust Account with respect to the Sponsor Shares, which means that if the Business Combination is not consummated, the Sponsor will lose substantially all of the value of the Sponsor Shares. See the section below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Extension Amendment Proposal

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $60,000 in the aggregate or (y) $0.03 for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amounts will be paid, if the Business Combination is not consummated by August 8, 2023, for each calendar month (commencing on August 9, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until February 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 2,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on February 8, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.081 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 2,423,297 Public Shares are redeemed and 2,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by August 9, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether and for how many months to extend until February 8, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 8, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Sponsor Shares.

If the Extension Amendment Proposal is approved, what happens next?

We are seeking the Extension Amendment to provide us time to compete the Business Combination. Our seeking to complete the Business Combination will involve:

•        negotiating and executing a definitive agreement and related agreements;

•        completing proxy materials;

•        establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•        holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to August 8, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least a majority of the shares of common stock outstanding as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and officers as a result of their ownership of the Sponsor Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 8, 2023, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address, https://www.cstproxy.com/sizzlespac/2023, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing: 1-800-450-7155 (toll-free) within the U.S. and Canada, or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 6039602. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer at inquiries@sizzlespac.com, so that it is received prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•        Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by the affirmative vote of at least a majority of the outstanding shares of our common stock as of the Record Date, including the Sponsor Shares. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Director Election Proposal.    The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

Due to the high percentage of shares of common stock owned by the Sponsor, all of the Proposals can be approved at the Meeting even if some or all of the other holders of Public Shares do not vote in favor of the Proposals.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 5,346,949 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, July 7, 2023, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 10,693,897 shares of our common stock (including the Sponsor Shares) were outstanding and entitled to vote. The Sponsor owns 6,147,750 shares of common stock. Due to the high percentage of shares of common stock owned by the Sponsor, all of the Proposals can be approved at the Meeting even if some or all of the other holders of Public Shares do not vote in favor of the Proposals.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Steve Salis, our Chief Executive Officer, as your representative at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Salis to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•        Online.    If you are a stockholder of record, you may vote online at the Meeting.

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        Online at the Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals and each of the nominees set forth in the Director Election Proposal.

How many votes do I have?

Each share of our common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also contact us at:

Sizzle Acquisition Corp.
4201 Georgia Avenue NW
Washington D.C., 20011
Email: inquiries@sizzlespac.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Reports on Form 10-K/A for the year ended December 31, 2021 and Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on June 13, 2022 and March 28, 2023, respectively, (iii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on May 15, 2022 and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension Amendment Proposal is approved and implemented, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Extension is implemented, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem Public Shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The Sponsor controls a substantial percentage of our common stock and can approve the Proposals without the vote of other stockholders.

The Sponsor, following redemptions by public stockholders in connection with the February 2023 Extension, owns approximately 57.5% of the outstanding shares of our common stock entitled to vote at the Meeting and is contractually obligated to vote all of the shares owned by it in favor of the Business Combination and the other Proposals. Based on the terms and provisions contained in the Charter, assuming that a quorum is achieved at the Meeting and the Sponsor votes its shares at the Meeting in accordance with its contractual requirements, the Extension Amendment and other Proposals can be approved at the Meeting even if some or all of the holders of Public Shares do not approve the Proposals.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of our shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Extension

Amendment Proposal may subject us to the excise tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently August 8, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined; however, in the event we are required to pay the excise tax, we will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any excise tax that may be due. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has recently adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals described below.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the IPO registration statement (November 3, 2023), instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which would reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement (November 3, 2023), instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a national bank could reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

In the event that we are deemed to be an investment company, despite any change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on October 12, 2020, for the purpose of effecting a Business Combination with one or more businesses.

On February 1, 2023, the Company held a special meeting of its stockholders to approve an extension of the date by which the Company had to complete its Business Combination from February 8, 2023 to August 8, 2023 (the “February 2023 Extension”), which extension was incorporated into the Charter on February 1, 2023. In connection with the February 2023 Extension, stockholders elected to redeem an aggregate 11,076,703 Public Shares. As a result, an aggregate of approximately $114.3 million (or approximately $10.32 per share) was released from the Trust Account to pay such stockholders. Following the redemptions, 4,423,297 Public Shares were issued and outstanding. The Sponsor and its designees have loaned the Company funds to support the February 2023 Extension, of which an aggregate of $1,000,000 has been deposited into the Trust Account as of June 30, 2023.

There are currently 10,693,897 shares of our common stock (including Sponsor Shares) issued and outstanding. In addition, we issued Public Warrants to purchase 7,750,000 shares of common stock as part of our IPO. Each whole warrant entitles its holder to purchase one share of common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.

As of July 14, 2023, approximately $47,958,918 from our IPO and the simultaneous sale of the Sponsor Private Placement Shares is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at 12:00 p.m. Eastern time on August 7, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/sizzlespac/2023. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to https://www.cstproxy.com/sizzlespac/2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial Holders.    Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by July 31, 2023 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 5,346,949 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least a majority of our common stock outstanding on the Record Date, including the Sponsor Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 10,693,897 shares of common stock (including the Sponsor Shares) outstanding, each of which entitles its holder to cast one vote per proposal. The Sponsor owns 6,147,750 shares of common stock. Due to the high percentage of shares of common stock owned by the Sponsor, all of the Proposals can be approved at the Meeting even if some or all of the other holders of Public Shares do not vote in favor of the Proposals.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of July 14, 2023, based on funds in the Trust Account of approximately $47,958,918 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.84 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals and each of the nominees set forth in the Director Election Proposal.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination. A copy of the proposed second amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until August 8, 2023 to complete an initial Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least a majority of all outstanding shares of common stock, including the Sponsor Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond August 8, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by August 8, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by August 8, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Sponsor Shares.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $60,000 in the aggregate or (y) $0.03 for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amounts will be paid, if the Business Combination is not consummated by August 8, 2023, for each calendar month (commencing on August 9, 2023 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until February 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than 2,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on February 8, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.081 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 2,423,297 Public Shares are redeemed and 2,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.18 per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by August 9, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 8th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether and for how many months to extend until February 8, 2024 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $47,958,918 that was in the Trust Account as of July 14, 2023.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of July 14, 2023, based on funds in the Trust Account of approximately $47,958,918 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.84 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 3, 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of July 14, 2023, based on funds in the Trust Account of approximately $47,958,918 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.84 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s common stock on July 14, 2023 as reported on the Nasdaq Global Market was $10.74.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on August 3, 2023 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least a majority of the Company’s outstanding shares of common stock, including the Sponsor Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and the directors and officers of the Company beneficially owned and were entitled to vote an aggregate of 5,425,000 Founder Shares and 722,750 Sponsor Private Placement Shares, representing approximately 57.5% of the Company’s issued and outstanding shares of common stock. Certain members of the Sponsor may purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment. Due to the high percentage of shares of common stock owned by the Sponsor, the Extension Amendment Proposal can be approved at the Meeting even if some or all of the other holders of Public Shares do not vote in favor of the proposal.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 5,425,000 Founder Shares and 722,750 Sponsor Private Placement Shares and has waived its right to participate in any liquidation distribution from the Trust Account with respect to such Sponsor Shares, which means that if the Business Combination is not consummated, the Sponsor will lose substantially all of the value of its Sponsor Shares;

•        the fact that the Sponsor holds the Working Capital Note in the principal amount of up to $150,000, of which approximately $153,127 was outstanding as of March 31, 2023, and holds the Extension Notes in the aggregate principal amount of $1,000,000 as of June 30, 2023;

•        the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of March 31, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until August 8, 2023 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before August 8, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the Charter provides that the affirmative vote of the holders of at least a majority of all outstanding shares of common stock, including the Sponsor Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond August 8, 2023 to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO — THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class I directors, David Perlin and Carolyn Trabuco, will expire at this Meeting. The term of office of the Class II directors, Karen Kelley and Warren Thompson, will expire at the annual meeting of stockholders to be held in 2024. The term of office of the Class III directors, Steve Salis and Jamie Karson, will expire at the annual meeting of stockholders to be held in 2025.

At the Meeting, two Class I directors will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated David Perlin and Carolyn Trabuco for election as Class I directors. The biographies of David Perlin and Carolyn Trabuco are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominees requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Due to the high percentage of shares of common stock owned by the Sponsor, the election of the foregoing director nominees can be approved at the Meeting even if some or all of the other holders of Public Shares do not vote in favor of the nominees.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. In no event will our Board adjourn the Meeting beyond August 8, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Due to the high percentage of shares of common stock owned by the Sponsor, the Adjournment Proposal, if presented, can be approved at the Meeting even if some or all of the other holders of Public Shares do not vote in favor of the proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Company’s common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s common stock that elect to have their common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s common stock, and, in the case where shares of the Company’s common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

As of July 17, 2023, our directors and executive officers are as follows:

Name	Age	Position
Steve Salis	39	Chairman and Chief Executive Officer
Jamie Karson	65	Non-Executive Vice-Chairman of the Board of Directors
Daniel Lee	43	Chief Financial Officer and Head of Business Development
Karen Kelley	57	Director
Warren Thompson	63	Director
David Perlin	60	Director
Carolyn Trabuco	53	Director

The experience of our directors and executive officers is as follows:

Steve Salis has served as our Chairman and Chief Executive Officer since inception. Mr. Salis serves as the CEO of Salis Holdings, LLC, a company he founded in 2015. Salis Holdings, LLC is a privately-held multi-brand, multi-platform holding company, which owns restaurants and hospitality assets in Washington D.C. and acquires brands with a high price and value correlation for sale through multiple distribution channels. Prior to founding Salis Holdings, Mr. Salis co-founded &pizza in July 2011, a fast casual pizza brand which delivers individual pizzas cooked within 90 seconds, and served as its CEO from July 2011 to March 2015. As CEO, he assembled successful leadership teams, implemented business and personnel evaluation tools and communicated on a regular basis with the investment community. Additionally, since November 2016, he has served as the Chairman, President, and owner of Kramerbooks, a 44 year old bookstore in Washington D.C. Prior to &pizza, Mr. Salis nurtured his entrepreneurial spirit in New York City where he worked in the restaurant and hospitality space learning the business from the ground up, working with acclaimed operators, including how to evaluate key operating and acquisition metrics for restaurant and hospitality companies. Mr. Salis attended the University of New Hampshire from 2002-2004 where he studied Economics and Business Administration. Mr. Salis is well qualified to serve on our board due to his business experience and financial acumen.

Jamie Karson has served as our Non-Executive Vice Chairman since inception. Mr. Karson has served as Executive Chairman of Salis Holdings since June 2018, a multi-brand, multi-platform holding company. Mr. Karson and Mr. Salis work closely together on a day to day basis. Mr. Karson assists in analyzing operating performance while working with the team, on all aspects of the business, including analyzing potential acquisitions and strategic partnerships. This includes negotiating strategic initiatives with funding sources such as private equity partners, family officers, and commercial banks. From 2001 to May 2008, Mr. Karson was the CEO and Chairman of the Board of Steve Madden, where he partnered with the executive team, developing and acquiring new brands and new channels of distribution, making retail store openings and closing decisions, managing shareholder communications and relationships, and oversight. Additionally, from January 2009 to January 2014, he was the CEO and COO of Think Pink, LLC which operated 5 QSR Pinkberry restaurants in Connecticut where his responsibilities including all hiring and firing, making all real estate decisions, financial modeling and negotiation of the sale of the Company. From August 2015 to September 2017, Mr. Karson served as the CEO and Chairman of the Board of Original Soupman (QTCQV:SOUP) where he increased annual revenues and cut monthly loses by establishing distribution in key supermarket chains around the country including Kroger, Publix, ShopRite, Wegmans, Stop & Shop, and Costco. SOUP filed a petition under Chapter 11 of the federal Bankruptcy Code in June 2017, which resulted in a sale of the assets of the company to an investor group as part of the formal bankruptcy auction process in October, 2017. After the sale was completed, the bankruptcy case ultimately converted into a Chapter 7. Mr. Karson left the company after the bankruptcy sale was completed in October 2017. From October 2017 to June 2018, Mr. Karson served as an independent consultant. Mr. Karson received a B.A. in Political Science from the University of North Carolina, Chapel Hill and his J.D. from New York Law School. Mr. Karson is well qualified to serve on our board due to his business experience and financial acumen.

Daniel Lee has served as our Head of Business and Corporate Development since November 2021 and our Chief Financial Officer since January 2023. Since May 2018, Mr. Lee has been SVP of Business Development at Salis Holdings LLC, where he works on potential acquisitions and financings for the company. Since December 2016,

Mr. Lee has been a Managing Partner at Candlelight Capital Advisors, LLC, an advisory and consulting firm providing outsourced business strategy and corporate development services for media, technology and consumer companies. Mr. Lee served as the CFO of RiskSpan, Inc. from December 2017 to April 2019 and previously as the Director of Finance from December 2016 to November 2017. At RiskSpan, Inc. he lead corporate finance functions, including business planning and budgeting, financial forecasting, cash flow management, and reporting for senior leadership and private equity investors. From October 2016 to August 2016, Mr. Lee was a partner at an early-stage venture firm in Washington D.C., NextGen Venture Partners, LLC which focused on technology-enabled startups. Before NextGen, Mr. Lee was an Equity Analyst at Profit Investment Management from November 2011 to December 2012, before becoming a Senior Equity Analyst in December 2012 where he was responsible for identifying, analyzing and recommending new investment ideas for the financial, financial technology and industrial sectors, until September 2015. Mr. Lee received a B.A. in Economics from the University of Virginia.

Karen Kelley has served as one of our directors since November 2021. Currently, she is the COO of Jack’s Family Restaurants, a 200+ unit southern American fast casual chain based in Birmingham, Alabama. As COO since May 2020, she is responsible for all aspects of operations including human resources and field operations leadership. She also is responsible for centralized operation support such as training and supply chain. Prior to Jack’s, she served as the Chief Restaurant Operation Officer of Panera Bread from December 2018 to May 2020, responsible for operations of over 2,000 restaurants with full profit and loss responsibility. Additionally, she was the President and COO of Tatte Bakery from February 2018 to August 2018 and the President and COO of Sweetgreen from December 2013 to February 2018. She was also the president of DryBar and the COO of both Pinkberry and Jamba Juice. She has evaluated dozens of restaurant and hospitality opportunities over the past 20+ years and is highly respected throughout the industry. Ms. Kelley attended the University of Colorado for two years. Ms. Kelley is well qualified to serve on our board due to her extensive leadership and development experience in the hospitality and customer services industry.

Warren Thompson has served as one of our directors since November 2021. Currently, Mr. Thompson is President and Chairman of Thompson Hospitality Corporation, the largest minority-owned food service and facilities management company in the U.S., where he began in October 1992. Mr. Thompson has been a member of the board of directors for Compass Group North America, a foodservice and support services company, since October 1997. Additionally, Mr. Thompson has been the owner and an officer of Professional Crew Services LLC, a support services company, since April 2017. Also, since June 2017, Mr. Thompson has been the owner and an officer at Innovate Food Group LLC. Mr. Thompson has been a member of the board of directors at Duke Realty since April 2019 and of Performance Food Group Company since November 2020. Mr. Thompson received his Bachelor of Arts in Managerial Economics from Hampden-Sydney College and holds an MBA from the University of Virginia’s Darden School of Business Administration. Mr. Thompson is well qualified to serve on the board due to his experience in the food and beverage industries.

David Perlin has served as one of our directors since November 2021. Currently, Mr. Perlin is a Senior VP at Shepherd Kaplan Krochuk, LLC, an SEC Registered Investment Advisor based in Boston, where he began in January 2020. From April 2016 to December 2019, he was the CEO of Pearl Investment Partners, a multi-family office investment firm and RIA, which he founded in 2016. From April 2013 to April 2016, he was SVP and a Managing Director at Goldman Sachs, in the private wealth management division. From June 2004 to December 2006, Mr. Perlin was a trader and partner at Keel Capital, a long-short equity fund. Additionally, Mr. Perlin has served as the Vice Chairman of the Board of Teach for America, a non-profit in the D.C. Region, since January 2019. Mr. Perlin received a B.S. in Accounting from New York University and an M.B.A. from New York University, Stern School of Business. Mr. Perlin is well qualified to serve on the board due to his experience as an investment advisory and wealth management experience.

Carolyn Trabuco has served as one of our directors since December 2021. Currently, Ms. Trabuco is Co-Founder and Independent Member of Public Company Board of Directors at Azul Brazilian Airline (“Azul”) since April 2007, where she serves as Compensation Committee Chair and member of the ESG Committee. Mrs Trabuco is a member of the Board of Directors and Audit Committee for Sizzle Acquisition Corp, a position she has held since November 2021. Since December 2017, Ms. Trabuco has served as Founder and CEO of Thistledown Advisory Group, LLC, a USA based strategic advisory and consulting firm. Prior to founding Thistledown, from 2009-2014 she was a portfolio manager and senior advisor at Astenbeck Capital Markets/Phibro Energy Trading LLC, with responsibility for investing in global resources and energy equities. Prior to that, from 2002-2009 Ms. Trabuco was a portfolio manager and senior equity research analyst at Pequot Capital Management where she established the firm’s investment presence in global metals, mining and steel and in Brazil. Prior to that, Ms. Trabuco was a senior equity research analyst at First Union Capital Markets from 1998-2002, at Montgomery Securities from 1996-1998 and Lehman Brothers from 1995-1996. She began her equity research career at Fidelity Investments where she worked from 1991-1995. Ms. Trabuco graduated from Georgetown University with a B.A. in Art History and an M.B.A. from Sacred Heart University in Public Administration. She holds certificates in Corporate Sustainability from Yale School of Management and in Compensation Committees from Harvard Business School. Mrs. Trabuco is well qualified to serve on our board due to her business experience and financial acumen.

To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Number and Terms of Office of Officers and Directors

We currently have six directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Meeting) serving a three-year term.

The term of office of the Class I directors, consisting of David Perlin and Carolyn Trabuco, is expiring at the Meeting. The term of office of Class II directors, consisting of Karen Kelley and Warren Thompson, will expire at the annual meeting of stockholders held in 2024. The term of office of the Class III directors, consisting of Steve Salis and Jamie Karson, will expire at the annual meeting of stockholders held in 2025.

Our officers appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that complies with Nasdaq rules, has been approved by our Board and has the composition and responsibilities described below.

Audit Committee

We have established an audit committee of the Board (the “Audit Committee”), which consists of Karen Kelley, Carolyn Trabuco, and David Perlin, each of whom is an independent director under Nasdaq’s listing standards. Mr. Perlin chairs the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our leadership team in identifying potential target businesses.

The Audit Committee has been and will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Mr. Perlin qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC and has accounting or related financial management expertise.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

David Perlin (Chair)
Karen Kelley
Carolyn Trabuco

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Compensation Committee

We have established a compensation committee of the Board (the “Compensation Committee”), which consists of Karen Kelley and David Perlin, each of whom is an independent director under Nasdaq’s listing standards. The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than the payment to an affiliate of our executive officers of $10,000 per month for providing us with office space and certain office and secretarial services, success or finder fees to our sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial business combination and the repayment of the Promissory Notes, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the compensation committee generally is only responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The Charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Karen Kelley, Warren Thompson, Carolyn Trabuco and David Perlin. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2022, there were eight regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting one time.

During the fiscal year ended December 31, 2022, there were five regularly scheduled or special meetings of the Audit Committee.

During the fiscal year ended December 31, 2022, there were no regularly scheduled or special meetings of the Compensation Committee.

We encourage all of our directors to attend our annual meetings of stockholders. The Meeting will be the first annual meeting of stockholders of the Company.

Director Independence

Currently, David Perlin, Karen Kelley, Carolyn Trabuco, and Warren Thompson are each considered an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our independent directors have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our Board will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. We pay VO Leadership II, Inc., an affiliate of our executive officers, $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We may also pay consulting, finder or success fees to our initial stockholders, officers, directors or their affiliates for assisting us in consummating our initial Business Combination with such fee to be determined in an arms’ length negotiation based on the terms of the Business Combination.

Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to our Sponsor, officers, directors, our stockholders prior to our IPO (excluding EarlyBirdCapital, Inc.) (the “initial stockholders”) or their affiliates in connection with the consummation of our initial Business Combination and the repayment of the Promissory Notes, no compensation or fees of any kind will be paid to our Sponsor, initial stockholders, members of Management or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and Business Combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial Business Combination. Additionally, there is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial Business Combination.

After our initial Business Combination, members of our leadership team who remain with us may be paid consulting, leadership or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

Independent Public Accountant

Marcum has audited our financial statements for the fiscal year ended December 31, 2022. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021, totaled approximately $187,460 and $91,155, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under above under the subsection entitled “Audit Fees”. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and 2021, we did not pay Marcum any audit-related fees.

Tax Fees

We paid Marcum $8,755 and $7,210 for tax services, planning or advice for the years ended December 31, 2022 and 2021, respectively.

All Other Fees

We did not pay Marcum for any other services for the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In October 2020, we issued an aggregate of 2,875,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.009 per share, to our initial stockholders. On March 2, 2021, we effected a 1.25 for 1 dividend, and as a result our initial stockholders held 3,593,750 Founder Shares of our common stock. On September 15, 2021, we effected an additional 1.4 for 1 dividend, and as a result our initial stockholders hold 5,031,250 Founder Shares. The Founder Shares held by our initial stockholders included an aggregate of up to 656,250 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that our initial stockholders would continue to own shares equal to 35% of the shares issued in our IPO (excluding the private placement shares and assuming the initial stockholders did not purchase units in our IPO). In November 2021, the Company effected a stock dividend of 1.08 shares for each share of common stock outstanding, resulting in our Sponsor holding an aggregate of 5,425,000 Founder Shares (excluding the 8,750 shares forfeited due to a partial exercise by the underwriters of its over-allotment option).

Our Sponsor and Cantor Fitzgerald & Co., who acted as sole book-runner and representative of the underwriters of the IPO (“Cantor”) purchased an aggregate of 770,000 private placement shares (722,750 shares by our Sponsor and 47,250 shares by Cantor for a total purchase price of $7,700,000). This purchase took place on a private placement basis simultaneously with the consummation of our IPO. The purchase price for the private placement shares was deposited into the Trust Account simultaneously with the consummation of our IPO. Our Sponsor has agreed not to assign or sell any of the Sponsor Private Placement Shares (except to certain permitted transferees) until after the completion of our initial Business Combination. In the event of a liquidation prior to our initial Business Combination, the private placement shares will likely be worthless.

In order to meet our working capital needs following the consummation of our IPO, our Sponsor, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial Business Combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into shares of common stock at a price of $10.00 per share. These shares would be identical to the private placement shares. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment.

The holders of our Founder Shares issued and outstanding on November 3, 2021, the effective date of the Registration Statement on Form S-1 initially filed with the SEC on March 11, 2021 (File No. 333-254182), as amended, as well as the holders of the private placement shares and any shares of common stock our Sponsor, initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, will be entitled to registration rights pursuant to an agreement signed prior to or on the effective date of our IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the Founder Shares and private placement shares can elect to exercise these registration rights at any time commencing on the closing of the Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

On November 19, 2020, the Company issued the Working Capital Note to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $150,000. The note is non-interest bearing and payable on the earlier of (i) December 31, 2021, (ii) the consummation of the IPO or (iii) the date on which the Company determines not to proceed with the IPO. As of March 31, 2023, the Company had $153,127 outstanding under the note, which is now due on demand. The Sponsor acknowledged that the Company is not in default.

In connection with the February 2023 Extension, the Sponsor and its designees have loaned the Company an aggregate of $1,000,000, that has been deposited into the Trust Account for the benefit of the holders of the Public Shares that were not redeemed at the time of the February 2023 Extension.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation.

We may also pay consulting, finder or success fees to our initial stockholders, officers, directors or their affiliates for assisting us in consummating our initial Business Combination with such fee to be determined in an arms’ length negotiation based on the terms of the Business Combination.

Other than the payments to VO Leadership II, Inc., an affiliate of a passive member of the Sponsor, $10,000 per month administrative fee, the payment of consulting, success or finder fees to our Sponsor, officers, directors, or their affiliates in connection with the consummation of our initial Business Combination and repayment of the Promissory Notes, no compensation or fees of any kind will be paid to our Sponsor, members of our leadership team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, such individuals receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and Business Combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial Business Combination. Additionally, there is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial Business Combination.

After our initial Business Combination, members of our leadership team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates is and will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions require prior approval by a majority of our uninterested “independent” directors or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Policy for Approval of Related Party Transactions

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The Audit Committee considers all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the Business Combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested independent directors.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address for each of the below individuals and entities is c/o Sizzle Acquisition Corp., 4201 Georgia Avenue NW, Washington D.C., 20011.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Steve Salis(2)	6,147,750	57.5%
Jamie Karson(2)	6,147,750	57.5%
Karen Kelly(3)	—	—
David Perlin(3)	—	—
Warren Thompson(3)	—	—
Daniel Lee(3)	—	—
Carolyn Trabuco(3)	—	—
VO Sponsor, LLC	6,147,750	57.5%
All directors and executive officers as a group (7 individuals)(2)	6,147,750	57.5%
Other 5% Stockholders
Saba Capital Management, L.P.(4)	1,358,913	12.7%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Sizzle Acquisition Corp., 4201 Georgia Ave NW, Washington D.C. 20011.

(2)      Represents securities held by VO Sponsor, LLC, our sponsor, of which Steve Salis and Jamie Karson are managing members. Accordingly, all securities held by our sponsor may ultimately be deemed to be beneficially held by Messrs. Salis and Karson. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Does not include any securities held by VO Sponsor, LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      According to a Schedule 13G/A filed on February 14, 2023, Saba Capital Management, L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC (collectively, “Saba Capital”) beneficially own 1,358,913 shares of common stock. The number of public shares held by Saba Capital is reported as of December 31, 2022, as stated in the Schedule 13G/A, which does not reflect any redemption of shares by Saba Capital in connection with the February 2023 Extension or any other transactions after December 31, 2022. Accordingly, the number of public shares and the percentages set forth in the table may not reflect Saba Capital’s current beneficial ownership. The business address for each of the Saba Capital reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Changes in Control

None.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the 2024 fiscal year (the “2024 Annual Meeting”) will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2022 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 4201 Georgia Avenue NW, Washington D.C. 20011 no later than March 19, 2024.

In addition, our bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2024 Annual Meeting, assuming the meeting is held on or about August 7, 2024, notice of a nomination or proposal must be delivered to us no later than April 9, 2024 and no earlier than May 9, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (202) 846-0300 or 4201 Georgia Avenue NW, Washington D.C. 20011 to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at inquiries@sizzlespac.com.

If you are a stockholder of the Company and would like to request documents, please do so by August 1, 2023, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SIZZLE ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

Sizzle Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)     The name of the Corporation is Sizzle Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 12, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 2, 2021 and was further amended on February 1, 2023 (as amended, the “Amended and Restated Certificate of Incorporation”).

2)     This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3)     This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)     The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by February 8, 2024 (or such earlier date as determined by the Corporation’s board of directors) (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Sizzle Acquisition Corp. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [__] day of August, 2023.

Sizzle Acquisition Corp.
By:
Name:	Steve Salis
Title:	Chief Executive Officer

Annex A-2

SIZZLE ACQUISITION CORP.
4201 GEORGIA AVENUE NW
WASHINGTON DC 20011

SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
AUGUST 7, 2023
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

SIZZLE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated July 17, 2023, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Sizzle Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 12:00 p.m. Eastern time on August 7, 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Steve Salis (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders in Lieu of an Annual Meeting to be held on August 7, 2023:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/sizzlespac/2023/proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from August 8, 2023 to February 8, 2024 (or such earlier date as determined by the Board).

	☐	☐	☐
Proposal 2 – Director Election Proposal	FOR	WITHHELD

To re-elect the following directors as Class I directors (to serve until the annual meeting of stockholders of the Company to be held in 2026 or until a successor is elected and qualified or their earlier resignation or removal):

a) David Perlin	☐	☐
b) Carolyn Trabuco	☐	☐
Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” EACH OF THE NOMINEES IN PROPOSAL 2 AND “FOR” PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.